Exhibit 99.2

Toyota Business Highlights Q3 FY2026 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for January 2026 came in at 14 . 9 M units, down from January 2025 at 15 . 6 M units . • Toyota U . S . reported January 2026 sales of 176 , 853 units, an increase of 4 . 0 % on a daily selling rate (DSR) basis and 8 . 1 % on a volume basis versus January 2025 . • Toyota division posted January 2026 sales of 150 , 886 units, an increase of 2 . 9 % on a DSR basis and 7 . 0 % on a volume basis versus January 2025 . • Lexus division posted January 2026 sales of 25 , 967 units, an increase of 10 . 4 % on a DSR basis and 14 . 8 % on a volume basis versus January 2025 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 0 50 100 150 200 250 300 6 11 16 21 Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 Oct-21 Jan-22 Apr-22 Jul-22 Oct-22 Jan-23 Apr-23 Jul-23 Oct-23 Jan-24 Apr-24 Jul-24 Oct-24 Jan-25 Apr-25 Jul-25 Oct-25 Jan-26 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales January 2020 - January 2026 SAAR Toyota U.S. Sales 150,886 25,967 Toyota Division Lexus Division Toyota U.S. January 2026 Vehicle Sales Jan-26 Jan-25 Jan - 26 Jan - 25 RAV4 22,078 36,250 Camry 21,764 19,007 Tacoma 21,466 18,766 Corolla 19,420 17,341 4Runner 10,713 160 Toyota U.S. January Vehicles Sales Toyota Division Top 5 Models* Jan-26 Jan-25 Jan-26 Jan-25 RX 8,348 6,521 NX 4,437 5,573 TX 3,778 1,928 GX 3,633 3,181 ES 1,723 2,273 Toyota U.S. January Vehicles Sales Lexus Division Top 5 Models*

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $479 million for the third quarter of fiscal 2026, compared to $429 million for the same period in fiscal 2025. The increase in net income for the third quarter of fiscal 2026, compared to the same period in fiscal 2025, was primarily due to a $142 million increase in investment and other income, net, a $37 million increase in total financing revenues, a $31 million increase in voluntary protection contract revenues and insurance earned premiums, and a $29 million decrease in provision for credit losses, partially offset by a $93 million increase in depreciation on operating leases, a $34 million increase in interest expense, a $33 million increase in operating and administrative expense, and a $15 million increase in provision for income taxes. • We recorded a provision for credit losses of $152 million for the third quarter of fiscal 2026, compared to $181 million for the same period in fiscal 2025. The decrease in the provision for credit losses for the third quarter of fiscal 2026, compared to the same period in fiscal 2025, was due to a decrease in the size in our retail loan portfolio as well as improvements in delinquencies and a decrease in charge - offs. • Our net charge - offs as a percentage of average finance receivables for the first nine months of fiscal 2026 decreased to 0.66 percent from 0.71 percent for the same period in fiscal 2025. Our average finance receivables loss severity per unit for the first nine months of fiscal 2026 decreased to $13,506 from $14,081 in the same period in fiscal 2025. The decrease in net charge - offs and loss severity per unit is primarily due to a refinement of purchasing and collection activities as well as improvements in general macroeconomic conditions. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and private label vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • Short - term funding needs are met through the issuance of commercial paper in the U . S . Commercial paper outstanding under our commercial paper programs ranged from approximately $ 17 . 4 billion to $ 18 . 3 billion during the quarter ended December 31 , 2025 , with an average outstanding balance of $ 17 . 8 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES Toyota Motor Corporation aims to begin introducing three models produced in the United States — the Camry sedan, Highlander SUV, and Tundra pickup truck — to the Japanese market from 2026. By selling these three popular American models in Japan, Toyota will b e able to meet the diverse needs of a broad range of customers, while also helping to improve Japan – U.S. trade relations. As part of preparations to introduce these models to Japan, Toyota will also make use of a new system being considered by the Ministry o f L and, Infrastructure, Transport and Tourism following bilateral negotiations. Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . 52.6% 52.8% 45.0% 50.0% 55.0% 60.0% Q3 FY 2025 Q3 FY 2026 TMCC - Market Share 1 207 70 112 192 59 80 0 100 200 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume Q3 FY 2025 Q3 FY 2026 17.5 18.0 72.9 68.2 35.5 36.6 $0 $20 $40 $60 $80 $100 $120 $140 Q3 FY 2025 Q3 FY 2026 Amount ($billions) TMCC Consolidated Financial Liabilities Outstanding (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper 0.62% 0.71% 0.66% 0.00% 0.25% 0.50% 0.75% Q3 FY2024 Q3 FY 2025 Q3 FY 2026 TMCC - Net Charge - offs as a Percentage of Average Finance Receivables 125 16 77 148 16 71 0 50 100 150 200 New Retail Contracts Used Retail Contracts Lease Contracts Units In Thousands TMCC - Toyota U.S. Contracts Subvened Q3 FY 2025 Q3 FY 2026